Exhibit 99.2
TCBI Q3 2009 Earnings October 21, 2009

Certain matters discussed on this call may contain forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares' control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in our annual report on Form 10-K for the year ended December 31, 2008, and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

Opening Remarks Intense focus on credit quality maintained While challenging, asset quality measures remain manageable Business model intact and producing strong core earnings Results impacted by continued margin expansion Evidence of success and continued opportunity to extend our growth strategy in Texas markets Hiring of top notch talent this year Strong growth in DDA and total deposits

Financial Review Net income Net income from continuing operations of $5.4 million for Q3-2009 Decreased 17% compared to Q2-2009; 29% decrease compared to Q3-2008 Improved operating leverage and core earnings power Net revenue increase of 4% compared to Q2-2009; 36% increase compared to Q3- 2008 Efficiency ratio of 59.4%, excluding OREO valuation allowance Net interest margin at 4.06% 18 bps increase from Q2-2009 and 59 bps from Q3-2008 Reduction in costs of all major funding sources Growth in demand deposits and equity Loan growth and benefit from repricing initiatives

Financial Review Asset quality Provision of $13.5 million for quarter OREO valuation allowance of $2.2 million for quarter Increase in non-performing assets Non-accrual loans at 1.99% Non-performing assets at 2.77% including ORE Net charge-offs of $2.0 million or 19 bps in Q3-2009 and 37 bps for YTD-2009 Growth in loans Held for investment - 3% increase compared to Q2-2009; 13% increase compared to Q3-2008 Held for sale - 18% decrease compared to Q2-2009; 87% increase compared to Q3- 2008 Total loans - slight increase compared toQ2-2009; 18% increase compared to Q3-2008 Growth in deposits Demand deposits - 6% increase compared to Q2-2009; 35% increase compared to Q3- 2008 Total deposits - increase of 20% compared to Q2-2009; 15% increase compared to Q3- 2008 Comparisons based on average balances

Q3-09 Q2-09 Q1-09 Q4-08 Q3-08 Net interest income $ 51,566 $ 48,802 $ 41,217 $ 38,712 $ 38,266 Provision for loan losses 13,500 11,000 8,500 11,000 4,000 Net interest income after provision for loan losses 38,066 37,802 32,717 27,712 34,266 Non-interest income 7,133 7,416 6,900 5,950 4,885 Non-interest expense 37,067 35,373 30,306 28,443 27,675 Income before income taxes 8,132 9,845 9,311 5,219 11,476 Income tax expense 2,779 3,363 3,186 1,732 3,911 Net income 5,353 6,482 6,125 3,487 7,565 Preferred stock dividends ^ 4,453 930 ^ ^ Net income available to common shareholders $ 5,353 $ 2,029 $ 5,195 $ 3,487 $ 7,565 Diluted EPS $ .15 $ .06 $ .17 $ .11 $ .27 Net interest margin 4.06% 3.88% 3.39% 3.41% 3.47% ROA .40% .49% .48% .29% .65% ROE 4.46% 5.45% 5.44% 3.61% 9.12% Efficiency 63.1% 62.9% 63.0% 63.7% 64.1% Income Statement (in thousands)

QTD Average Balances, Yields and Rates (in thousands) Q3 2009 Q3 2009 Q2 2009 Q2 2009 Q3 2008 Q3 2008 Avg. Bal. Yield Rate Avg. Bal. Yield Rate Avg. Bal. Yield Rate Assets Securities $ 292,578 4.68% $ 326,273 4.63% $ 372,588 4.82% Fed funds sold & liquidity investments 19,431 .25% 17,917 .31% 10,555 1.88% Loans held for sale 539,889 5.06% 656,462 4.75% 288,103 5.71% Loans held for investment 4,264,202 4.85% 4,124,937 4.73% 3,781,289 5.66% Total loans, net of reserve 4,747,662 4.93% 4,729,798 4.79% 4,031,212 5.71% Total earning assets 5,059,671 4.89% 5,073,988 4.76% 4,414,355 5.63% Total assets $5,305,235 $5,325,948 $4,615,944 Liabilities and Stockholders' Equity Total interest bearing deposits $3,211,421 1.10% $2,586,973 1.36% $2,878,870 2.53% Other borrowings 724,127 .40% 1,404,881 .38% 709,157 2.33% Long-term debt 113,406 3.46% 113,406 3.95% 113,406 5.21% Total interest bearing liabilities 4,048,954 1.04% 4,105,260 1.10% 3,701,433 2.58% Demand deposits 764,557 724,487 567,914 Stockholders' equity 476,107 477,302 330,145 Total liabilities and stockholders' equity $5,305,235 .80% $5,325,948 .84% $4,615,944 2.07% Net interest margin 4.06% 3.88% 3.47%

QTD Averages QTD Averages QTD Averages Q3 2009 Q2 2009 Q3 2008 Q3/Q2 % Change YOY % Change Loans held for investment $4,264,202 $4,124,937 $3,781,289 3% 13% Loans held for sale 539,889 656,462 288,103 (18)% 87% Total loans 4,804,091 4,781,399 4,069,392 ^ 18% Securities 292,578 326,273 372,588 (10)% (21)% Demand deposits 764,557 724,487 567,914 6% 35% Total deposits 3,975,978 3,311,460 3,446,784 20% 15% Total assets 5,305,235 5,325,948 4,615,944 ^ 15% Financial Summary (in thousands)

Financial Summary (in thousands) Period End Period End Period End Q3 2009 Q2 2009 Q3 2008 Q3/Q2 % Change YOY % Change Loans held for investment $4,290,453 $4,211,304 $3,840,172 2% 12% Loans held for sale 549,787 544,652 343,002 1% 60% Total loans 4,840,240 4,755,956 4,183,174 2% 16% Securities 285,869 308,187 365,145 (7)% (22)% Demand deposits 802,692 730,034 561,227 10% 43% Total deposits 3,916,568 3,643,582 3,388,963 7% 16% Total assets 5,317,851 5,303,800 4,742,043 ^ 12%

2004 2005 2006 2007 2008 Q3 2009 Non Interest Expense 50381 65344 86912 98606 109651 136995 2004 2005 2006 2007 2008 Q3 2009 Net Interest Income 71467 93624 117170 139752 151737 188780 Non Interest Income 10593 12507 17684 20627 22470 28599 2004 2005 2006 2007 2008 ($ in thousands) Q3-2009^ 82,060 106,131 134,854 160,379 174,207 217,379 Operating Revenue CAGR: 23% Net Interest Income CAGR: 23% Non-interest Income CAGR: 23% Non-interest Expense CAGR: 23% Revenue and Expense Growth ^ Annualized based on 9/30/09 data Net Interest Income Non-interest Income Non-interest Expense

Deposit and Loan Growth 2004 2005 2006 2007 2008 Q1-2009 Demand Deposits 398 512 514 529 587 803 Interest Bearing Deposits 1392 1983 2555 2537 2746 3114 Loans HFI* Interest Bearing Deposits Demand Deposits * Excludes loans held for sale. 2004 2005 2006 2007 2008 Q3 2009 Loans Held for Investment 1565 2076 2722 3462 4028 4290 2004 2005 2006 2007 2008 ($ in millions) 2009 Demand Deposit CAGR: 16% Total Deposit CAGR: 18% Loans Held for Investment CAGR: 24%

Loan Portfolio Statistics Non-accrual loans Commercial 34,165 Construction 35,216 Real estate 10,817 Consumer 151 Equipment leases 4,921 Total non-accrual loans $ 85,270 Non-accrual loans as % of loans held for investment 1.99% ORE 34,671 Total Non-accruals + ORE $ 119,941 Non-accrual loans + ORE as % of loans held for investment + ORE 2.77% Total Loans $4,840,240 All numbers in thousands.

Credit Quality Credit experience remains consistent with expectations Net charge-offs of $2.0 million in Q3-2009 and $11.5 million for 2009 YTD Net charge-offs represent 19 bps for Q3-2009, 37 bps YTD and 41 bps for last 4 quarters NCOs related to problems previously identified and covered with allocated reserves Increase in non-performing asset levels larger than we have experienced in prior quarters, but total level and future exposure still manageable Non-accrual loans as a percent of loans held for investment were 1.99% Non-performing assets as a percent of loans held for investment and ORE were 2.77% Provision of $13.5 million in Q3-2009 Reserve balance increased to 1.59% Provision driven by methodology with factors related to challenging economic conditions OREO valuation allowance of $2.2 million in Q3-2009 Weaknesses remain manageable due to improved earnings power Credit costs will remain high Tightened credit standards remain in effect due to industry and economic conditions

Credit Quality Reserve / Loans* 1.59% 1.16% .95% .77% .91% Non-accrual loans + ORE to loans* + ORE 2.77% 1.81% ..69% ..37% ..27% Reserve to non-accruals .8x 1.0x 1.5x 2.3x 3.3x Net Charge-offs / Average Loans YTD 2009 2008 2007 2006 2005 * Excludes loans held for sale.

Closing Comments Improved core earnings power due to margin expansion and management of controllable expenses Growth in loans and deposits consistent with or ahead of plan Exceptional capital position While challenging, credit quality weakness remains manageable Company well-positioned to take advantage of market opportunities for people and customers

Q & A